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                                                            Exhibit 24

                               POWER OF ATTORNEY
                               -----------------

     Each of the undersigned officers and directors of Applied Innovation Inc. (the "Company"), hereby appoints Robert L. Smialek, Michael P. Keegan and Curtis
A. Loveland as his attorneys, or any of them, with power to act without the other, as his true and lawful attorney, to sign, in his name and on his behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-8 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, 2,000,000 shares of Common Stock, without par value, to be sold and distributed by the Corporation pursuant to the Company's 2001 Stock Incentive Plan (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement hereby granting unto said attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each said attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any said attorney-in-fact or his substitute may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have signed these presents effective the 16th day of August 2001.

/s/ Gerard B. Moersdorf, Jr.            Chairman of the Board and Founder
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    Gerard B. Moersdorf, Jr.

/s/ Robert L. Smialek                   Chief Executive Officer,
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    Robert L. Smialek                   President and Director
                                        (Principal Executive Officer)

/s/ Michael P. Keegan                   Vice President, Chief Financial
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    Michael P. Keegan                   Officer and Treasurer
                                        (Principal Financial and Accounting
                                        Officer)

/s/ Michael J. Endres                   Director
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    Michael J. Endres

/s/ Thomas W. Huseby                    Director
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    Thomas W. Huseby

/s/ William H. Largent                  Director
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    William H. Largent

/s/ Curtis A. Loveland                  Director
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    Curtis A. Loveland

/s/ Gerard B. Moersdorf, Sr.            Director
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    Gerard B. Moersdorf, Sr.

/s/ Richard W. Oliver                   Director
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    Richard W. Oliver

/s/ Alexander B. Trevor                 Director
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    Alexander B. Trevor